UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

GTSI Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-19394	54-1248422
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 Stonecroft Boulevard Chantilly, Virginia	20151-1010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 502-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The information contained in this Item 2.02 of this Current Report is being furnished in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information, including the exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of GTSI Corp., dated August 14, 2007, reporting GTSI Corp.’s financial results for the three-month period ended June 30, 2007.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release issued by GTSI Corp., dated August 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.

By: /s/ Joe Ragan
Joe Ragan
Senior Vice President and CFO

Date: August 14, 2007

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by GTSI Corp., dated August 14, 2007.